11

                       COMMUNITY TRUST BANCORP, INC.

                           208 North Mayo Trail
                         Pikeville, Kentucky 41501

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD APRIL 27, 1999

  The Annual Meeting of Shareholders of Community Trust Bancorp, Inc. will be held at the Community Trust Bank, 208 North Mayo Trail, Pikeville, Kentucky, on Tuesday, April 27, 1999 at 10:00 a.m., local time, for the following purposes:

          1. To elect a Board of eight Directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualify.

          2. To ratify and approve the appointment of Ernst & Young LLP as the Corporation's Independent Certified Public Accountants for the fiscal year ending December 31, 1999.

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

 Only those holders of stock of record at the close of business on February 28, 1999 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

 The Proxy Statement describing matters to be considered at the Annual Meeting is attached to this notice.

 We hope you will attend the meeting and vote your shares in person.






                         By Order of the Board of Directors





                         /s/ Burlin Coleman            /s/ Jean R. Hale
                         Burlin Coleman                Jean R. Hale
                         President and                 Executive Vice
                         Chairman of the Board         President





Pikeville, Kentucky
March 22, 1999

                                 IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE U.S. IN THE EVENT YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON AT ANY TIME BEFORE YOUR PROXY IS EXERCISED.

                       Community Trust Bancorp, Inc.

                           208 North Mayo Trail
                         Pikeville, Kentucky 41501

                              PROXY STATEMENT

                      Annual Meeting of Shareholders
                         to be held April 27, 1999

                               INTRODUCTION

       This Proxy Statement and accompanying proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Community Trust Bancorp, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, April 27, 1999, at 10:00 a.m. (EDT), at Community Trust Bank, 208 North Mayo Trail, Pikeville, Kentucky, and any adjournments thereof. A copy of the Company's 1998 Annual Report to Shareholders and Form 10-K accompanies this Proxy Statement.

      The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited in person, by telephone and other means of communication by directors, officers, and other employees of the Company, none of whom will receive additional compensation for such services. The Company will also request brokerage houses, custodians and nominees to forward soliciting materials to the beneficial owners of stock held of record by them, and will pay the reasonable expenses of such persons for forwarding such materials. This Proxy Statement and the accompanying proxy are first being mailed or given to shareholders of the Company on or about March 30, 1999.

                     RECORD DATE AND VOTING SECURITIES

      The Common Stock of the Company ("Common Stock") is the only class of outstanding voting securities. Only holders of Common Stock of record at the close of business on February 28, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, there were 10,064,968 shares of Common Stock outstanding. With respect to the election of directors, shareholders have cumulative voting rights. Accordingly, each shareholder will have the right to cast as many votes in the aggregate as equals the number of shares of Common Stock held by the shareholder multiplied by the number of directors to be elected at the Annual Meeting. Each shareholder may cast all of his or her votes for one candidate, or distribute such votes among two or more candidates. Shareholders will be entitled to one vote for each share of Common Stock held of record on the Record Date with regard to any other matters that properly come before the Annual Meeting or any adjournment thereof.

      Each proxy, unless the shareholder otherwise specifies, will be voted in favor of the election of the eight nominees for director named herein and in favor of the ratification of Ernst & Young LLP as the Company's independent auditors for the 1999 fiscal year. Where a shareholder has appropriately specified how the proxy is to be voted, it will be voted accordingly. As to any other matter which may properly be brought before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the proxy. A shareholder may revoke his or her proxy at any time prior to its exercise. Revocation may be effected by written notice to the Company, by a subsequently dated proxy received by the Company, or by oral revocation in person at the Annual Meeting or any adjournment thereof, or by voting in person at the Annual Meeting or any adjournment thereof.

      A majority of the outstanding shares present in person or by proxy is required to constitute a quorum to transact business at the Annual Meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted shares for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates that it does not have discretionary authority as to certain shares to vote on a particular matter, such shares will not be considered as present and entitled to vote with respect to such matter.

                          PRINCIPAL SHAREHOLDERS

      The following table sets forth information as to each shareholder known by the Company to beneficially own more than five percent of the Common Stock as of the Record Date.

          Beneficial Owners                 Amount and Nature          Percent
          Name and Address                  of Beneficial Ownership    of Class
          Trust Company of Kentucky, NA           990,643 (1)            9.8%
          as Fiduciary
          100 East Vine St., Suite 400
          Lexington, Kentucky  40507

(1) The shares indicated are held by Trust Company of Kentucky, NA, a subsidiary of the Company, in fiduciary capacities as trustee, executor, agent or otherwise. Of the shares indicated, Trust Company has sole voting rights with respect to 190,173 shares, shared voting rights with respect to 26,174 shares and no voting rights with respect to 774,296 shares. Trust Company has shared investment power with respect to 52,456 shares and sole investment power with respect to 938,187 shares.


                           ELECTION OF DIRECTORS

      The Company's directors are elected at each annual meeting of the shareholders and hold office until the next election of directors or until their successors are duly elected and qualify. The persons named below, all of whom currently serve as directors of the Company, have been nominated for election to serve until the 2000 Annual Meeting of Shareholders. The following table sets forth certain information respecting the persons nominated to be directors of the Company:

                                                                          Amount and
                             Positions                                    Nature of
                             and           Director  Principal            Beneficial    Percent
Name and Age (1)             Offices *     Since     Occupation (2)       Ownership (3) of Class
Charles J. Baird; 49         Director      1988      Baird, Baird, Baird     40,000       (4)
                                                     & Jones, P.S.C.,
                                                     Attorneys

Burlin Coleman; 69           Chairman of   1980      Chairman of Board      443,775 (5)   4.4%
                             Board of                of Directors,
                             Directors,              President & CEO -
                             President &             Community Trust
                             CEO                     Bancorp, Inc.

Nick A. Cooley; 65           Director      1980      President - Unit        34,809       (4)
                                                     Coal Corporation

William A. Graham, Jr.; 62   Director      1990      Chairman of the        109,719 (6)   1.1%
                                                     Advisory Board -
                                                     Fleming County
                                                     Region - Community
                                                     Trust Bank, NA

Jean R. Hale; 52             Executive VP, 1993      President & CEO -       57,107 (7)   (4)
                             Secretary &             Community Trust
                             Director                Bank, NA

                                               2

Steven L. Lawson; 34         Director      1998      President - Mountain       200       (4)
                                                     Enterprises, Inc.

M. Lynn Parrish; 49          Director      1993      President - Knott Floyd 60,600       (4)
                                                     Land Co., Inc.

Ernest M. Rogers; 71         Director      1980      President and General   51,886 (8)   (4)
                                                     Manager - Rogers Petroleum
                                                     Services, Inc.


                    All directors and executive officers as a group         818,038 (9)   8.1%
                    (13 in number, including the above named individuals)

   *   Burlin  Coleman  is also a director of  Community  Trust  Bank,  NA,
Community Trust Bank, FSB and Trust Company of Kentucky, NA. Jean Hale is also a director of Community Trust Bank, NA and Trust Company of Kentucky,
NA.

  (1) The ages listed are as of February 28, 1999.

  (2) Each of the nominees has been engaged in the principal occupation specified above for five years or more.

  (3) Under the rules of the Securities and Exchange Commission, a person is deemed to beneficially own a security if the person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to beneficially own any shares which that person has the right to acquire beneficial ownership within sixty days. Shares of Common Stock subject to options exercisable within sixty days are deemed outstanding for computing the percentage of class of the person holding such options but are not deemed outstanding for computing the percentage of class for any other person. Unless otherwise indicated, the named persons have sole voting and investment power with respect to shares held by them.

  (4) Less than 1 percent.

  (5) Includes the following shares beneficially owned by Burlin Coleman:
      286,669 shares held in trust over which Mr. Coleman has sole voting and investment power; 59,398 shares in which Mr. Coleman shares voting power pursuant to a power of attorney; 434 shares held directly by Mr. Coleman; and 97,274 shares held in KSOP which Mr. Coleman has the power to vote. Excludes 9,647 shares held by Mr. Coleman's wife, over which Mr. Coleman has no voting or investment power.

  (6) Includes 7,903 shares that Mr. Graham may acquire pursuant to options exercisable within sixty days of the Record Date and 1,973 shares held in the KSOP, which Mr. Graham has the power to vote.

  (7) Includes 16,498 shares which Mrs. Hale may acquire pursuant to options exercisable within sixty days of the Record Date and 16,685 shares held in the KSOP, which Mrs. Hale has the power to vote. Excludes 5,419 shares held by Mrs. Hale's husband, over which Mrs. Hale has no voting or investment power.

  (8) Excludes 14,388 shares held by Mr. Rogers' wife, over which Mr. Rogers has no voting or investment power.

  (9) Includes 29,384 shares which may be acquired by all directors and executive officers as a group pursuant to options exercisable within sixty days of the Record Date.

      Unless authority to do so is withheld, it is the intention of the persons named in the proxy to vote for the election of each of the nominees listed above. All nominees have indicated a willingness to serve and the Company does not anticipate that any of the above nominees will decline or be unable to serve if elected as a director. However, in the event that one or more of such nominees is unable, unwilling or unavailable to serve, the persons named in the proxy shall have authority, according to their judgment, to vote for such substitute nominees as they, after consultation with the Company's Board of Directors, shall determine. If considered desirable, cumulative voting will be exercised by the persons named in the proxy to elect as many of such nominees as possible.

      The  following persons are also executive officers of Community Trust
Bancorp,  Inc.   They  are  not nominated to  serve  as  directors.   Their
security ownership is as follows:
                                                  Amount & Nature of    Percent
     Name              Position                   Beneficial Ownership  of Class
     Mark Gooch        Executive Vice President         4,681 (2)           (1)

     John Shropshire   Executive Vice President         8,764 (3)           (1)

     Ronald M. Holt    Executive Vice President         6,014 (4)           (1)

     William Hickman   Executive Vice President           483 (5)           (1)

     (1) Less than 1 percent.
     (2) Includes 1,414 shares which Mr. Gooch may acquire pursuant to options exercisable within sixty days of the Record Date and 3,052 shares held in KSOP, which Mr. Gooch has the power to vote.
     (3) Includes 1,212 shares which Mr. Shropshire may acquire pursuant to options exercisable within sixty days of the Record Date, 6,300 shares held in IRA and 1,142 shares held in KSOP, which Mr. Shropshire has the power to vote.
     (4) Includes 2,357 shares which Mr. Holt may acquire pursuant to options exercisable within sixty days of the Record Date and 2,557 shares held in KSOP, which Mr. Holt has the power to vote.
     (5) Includes 338 shares held in KSOP, which Mr. Hickman has the power to vote.

               INFORMATION CONCERNING THE BOARD OF DIRECTORS

      Directors of the Company, who are not also officers of the Company, were paid $1,000 per meeting of the Board for 1998. Directors who are also officers of the Company did not receive additional compensation for serving as a director.

      The Board of Directors had six meetings during the 1998 fiscal year. The Board has among other committees, Audit and Asset Quality, Compensation and Directors Nominating Committees. M. Lynn Parrish attended less than 75% of the meetings held.

      The Audit and Asset Quality Committee consists of Charles Baird, Nick Cooley, Ernest M. Rogers and William A. Graham, Jr. The Audit and Asset Quality Committee met four times during 1998. The committee reviews and reports to the Board with respect to various auditing and accounting matters, including the appointment and performance of the independent auditors, the scope of audit procedures, general auditing policy matters and adequacy of internal controls.

      The Compensation Committee consists of Ernest M. Rogers, Charles Baird and Nick Cooley. The Compensation Committee, which did not meet during
1998,   reviews  the  compensation  practices  of  the  Company   and   its
subsidiaries.

      The Directors Nominating Committee consists of Burlin Coleman and Charles Baird. This committee met twice in 1998.


              INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

      In  the  ordinary  course  of  business,  the  Company,  through  its commercial bank and savings bank, both of which are wholly-owned subsidiaries, has in the past and expects to have in the future, banking transactions, including lending to its directors, officers, principal shareholders and their associates. When these banking transactions are credit transactions they are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. In the opinion of the Company's Board of Directors, such transactions do not involve more than the normal risk of collectibility or present any other unfavorable features.

      Mr. Charles Baird, a director of the Company, is a partner in Baird, Baird, Baird, & Jones, P.S.C., a law firm which provided services to the Company and its affiliates during 1998 and will be retained by the Company and its affiliates during the current fiscal year 1999. Approximately
$642,000 in legal fees were paid to Baird, Baird, Baird, & Jones during 1998.

          SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's executive officers and directors and persons who own more than ten percent (10%) of the Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") as well as to furnish the Company with a copy of such report (the Company is not aware of any beneficial owner of more than 10% of its Common Stock). Additionally, SEC regulations require the Company to identify in its Proxy Statement those individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year. Burlin Coleman and Brandt Mullins, a deceased director, each had one late filing of SEC Form 4 (statement of changes in beneficial ownership) during 1998. Mr. Graham had one late filing of SEC Form 5 (annual statement of beneficial ownership) during 1998.


            EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                      CHANGE-IN-CONTROL ARRANGEMENTS

      As of December 31, 1998, the Company had executed certain termination of employment and change-in-control agreements ("Severance Agreements") with Jean R. Hale, Ronald M. Holt, Mark Gooch, John Shropshire, Jim
Richardson  and  William  Hickman.   Ms.  Hale  and  Mr.  Holt's  Severance
Agreements were executed on January 23, 1996, Mr. Gooch's was executed on January 1, 1997, Mr. Shropshire's was executed on January 21, 1997, Mr. Richardson's was executed on April 15, 1997, and Mr. Hickman's was executed on December 12, 1997. The Severance Agreements were effective for a term equal to the longer of three years or the covered period should a change-in-control of the Company occur during such three year period. The covered period during which the terms and conditions of the Severance Agreements are effective is the period of time following a change-in-control equal to
(i) two years following the occurrence of the change-in-control in the event of an involuntary termination or a voluntary termination following a change in duties, or (ii) the thirteenth month following the change-in-control in the event of a voluntary termination not preceded by a change in duties. We expect to enter into new similar Severance Agreements with Ms. Hale and Mr. Holt in 1999.

      The Severance Agreements require the payment to the applicable named executive officer of a severance amount in the event of an involuntary or voluntary termination of employment after a change-in-control of the Company during the covered period. The severance amount payable under the Severance Agreement is equal to (i) 2.99 times the named executive officer's base annual salary in the event of involuntary termination, or
2.99 times the named executive officer's base annual salary in the event of a voluntary termination of employment preceded by a change in duties subsequent to a change-in-control of the Company, or (ii) 2.00 times the named executive officer's annual base salary in the event of a voluntary termination of employment not preceded by a change in duties subsequent to a change-in-control of the Company.

      A change-in-control has occurred when (i) any person, including a group under Section 13(d)(3) of the Securities Exchange Act of 1934, is or becomes the owner of 30% or more of combined voting power of the Company's outstanding securities; (ii) as a result of, or in connection with, any tender offer, exchange offer, merger or other combination, sale of assets or contested election, the persons who were directors of the Company before such transaction(s) shall cease to constitute a majority of the Board of Directors of the Company or successor of the Company; (iii) a tender or exchange offer is made and consummated for the ownership of 30% or more of the combined voting power of the Company's outstanding voting securities; or (iv) the Company transfers substantially all of its assets to another corporation that is not a wholly-owned subsidiary of the Company.

                          EXECUTIVE COMPENSATION

      The following table sets forth the total annual compensation paid or accrued by the Company to or for the account of the Chief Executive Officer and each of the executive officers of the Company whose total cash compensation for the fiscal year ended December 31, 1998 exceeded $100,000.

                                 SUMMARY COMPENSATION TABLE
                                          Annual                 Long-Term
                                       Compensation             Compensation

        Name and                     Salary  Bonus (1)  Options (2)       All Other
   Principal Position        Year      ($)      ($)         (#)      Compensation (3) ($)
Burlin Coleman (4)           1998   186,923        0            0         12,477
President, Chief Executive   1997   180,000        0            0         11,150
Officer, and Director        1996    24,231        0            0              0

Jean R. Hale                 1998   191,538        0            0         12,158
Executive Vice President,    1997   179,231        0       10,156          8,666
Secretary, and Director      1996   170,000   68,136       29,233         10,233

Ronald M. Holt               1998   145,289        0            0          9,845
Executive Vice President     1997   136,000        0        8,565          8,404
                             1996   120,769   45,500       27,786         36,009

William Hickman (5)          1998   135,000        0            0         10,400
Executive Vice President     1997    13,000        0            0              0
                             1996         0        0            0              0

Ralph Weickel (6)            1998   111,946        0            0          8,483
Executive Vice President     1997   103,846        0        2,122          7,206
                             1996    93,462   14,997       22,000          8,338

Mark Gooch (7)               1998   111,808        0            0          9,169
Executive Vice President     1997   103,654        0       24,828         13,768
                             1996    69,092   22,280            0          6,988

John Shropshire              1998   111,808        0            0         13,623
Executive Vice President     1997   100,385        0       24,424          6,805
                             1996    75,000        0            0              0

 (1) Bonuses are paid under the senior management incentive plan, which is open to executive officers and affiliate CEO's. Bonuses are based on earnings per share of the Company, with modifying factors which are different for each officer. (See report of the Compensation Committee)
 (2) These options were granted under the 1989 Stock Option Plan (the "Option Plan"). The Option Plan permits the grant of options to employees of the Company and its subsidiaries whose efforts contribute, or may be expected to contribute materially to the successful performance of the Company.
 (3) Amounts in this column include contributions made by the Company under the Savings and Employee Stock Ownership Plan (the "KSOP Plan") and relocation expenses. For 1998, all amounts listed are KSOP Plan contributions except for Mr. Mark Gooch ($8,961 KSOP Plan) and Mr. John Shropshire ($9,291 KSOP Plan, $4,332 relocation). For 1997, all amounts listed are KSOP Plan contributions except for Mr. Mark Gooch ($8,698 KSOP Plan, $5,070 relocation). For 1996, all amounts listed are KSOP Plan contributions except for Mr. Ronald Holt ($6,060 KSOP Plan, $29,949 relocation). Participation in the KSOP Plan is available to any employee of the Company or its subsidiaries who has been employed for one year, completed 1,000 hours of service and has attained the age of 21 ("Participant"). Participants may contribute 1% to 15% of their annual salary and the Company will contribute 50% of the Participant's first 8% of contributions. The Company also contributes a base percentage of each Participants salary as determined annually by the Board of Directors. For 1996, 1997 and 1998, the Company made a base contribution of 4% of the Participant's annual salaries.
 (4) Burlin Coleman became Chairman, President and Chief Executive Officer on November 1, 1996. Prior to that date, Mr. Coleman was the Chairman of the Board.
 (5) William Hickman was employed by the Company on December 12, 1997.
 (6) Ralph Weickel resigned as executive officer of the Company on December 31, 1998.
 (7) Mark Gooch was employed by the Company on May 18, 1981 and served as President and CEO of First Security Bank & Trust Co., Whitesburg, KY prior to becoming an executive officer of the Company.


   There were no options granted to the executive officers in 1998.


   The following table sets forth the number and value of unexercised options held by the named executive officers of the Company at December 31, 1998. No options or SARs were exercised by the named executive officers during the 1998 fiscal year. No SARs were held by the named executive officers at December 31, 1998.


            AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                  AND FISCAL YEAR-END OPTIONS/SAR VALUES


                              Number of
                              Securities
                        Underlying Unexercised            Value of Unexercised
                           Options/SARs at            In-the-Money Options/SARs
                         Fiscal Year-End (#)          at Fiscal Year-End ($) (1)

     Name            Exercisable   Unexercisable     Exercisable   Unexercisable

 Jean R. Hale           14,315         32,605          100,971        124,089

 Ronald M. Holt          1,316         30,349            3,868        118,174

 Ralph Weickel           1,355         23,867            2,698        109,560

 John Shropshire           606         23,818              745         24,236

 Mark Gooch                707         24,121              870         24,609

 Burlin Coleman              -              -                -              -

 William Hickman             -              -                -              -



 (1) Based on the closing price of the Common Stock at December 31, 1998.


                   REPORT OF THE COMPENSATION COMMITTEE

      The principal duties of the Compensation Committee are to review the compensation of executive officers of the Company and make recommendations to the Board for approval. Compensation for executive officers consists of base salary, bonus and stock options under the Option Plan.
      The total compensation package, including base salaries, is set at levels the Compensation Committee believes are sufficient to attract and retain qualified executives. It is the goal of the Compensation Committee to retain quality executives, which will mutually benefit the executive and the Company. The Compensation Committee believes its total compensation package is in line with compensation packages offered by other companies within the Company's peer group of bank holding companies with total consolidated assets of one to three billion dollars. This is not the peer group used to construct the performance graph contained in this proxy statement.
     Bonuses to executive officers are computed under the senior management incentive plan, which is open to all senior executives. The bonuses are based on earnings per share of the Corporation adjusted for modifying factors which are different for each senior executive. This is different from the incentive plan available to other employees which is also based on earnings per share, but without modifying factors.
     Stock options are also computed under the senior management incentive plan, and issued under the Option Plan. Stock options are based on earnings per share adjusted for modifying factors which are different for each senior executive. Stock options are not available to other employees. Stock options may also be issued to senior executives for management retention purposes, which must be approved by the Compensation Committee.
     The salary of Burlin Coleman, the Chief Executive Officer, was not tied to stock performance. Burlin Coleman received no bonus or stock options for 1998. The Compensation Committee believes the compensation of the chief executive officer is in line with other companies in its peer group.


      OBRA Deductibility Limitation. The Omnibus Budget Reconciliation Act of 1994 ("OBRA") prohibits the deduction by public companies of compensation of certain executive officers in excess of $1 million, unless certain criteria are met. The Company has determined not to take any action at this time with respect to its compensation plans to seek to meet these criteria.

          Ernest M. Rogers       Charles Baird         Nick Cooley


      During 1998 there were no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the Board of Directors' Compensation Committee.

                         COMMON STOCK PERFORMANCE

      The following graph shows the cumulative return experienced by the Company's shareholders during the last five years compared to The NASDAQ Stock Market's National Market and the NASDAQ Bank Index. The graph assumes the investment of $100 on December 31, 1993 in the Company's Common Stock and each index and the reinvestment of all dividends paid during the five year period.


   Comparison of 5 Year Cumulative Total Return among Community Trust Bancorp, Inc., NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks

Fiscal Year Ending December 31 ($)
                     1993      1994     1995     1996     1997     1998
Community Trust       100        92       70       91      130      102
Bancorp, Inc.
NASDAQ Stock          100        98      138      170      209      293
Market (U.S.)
NASDAQ Bank Stocks    100       100      148      196      328      325





            RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors will request shareholders to ratify its selection of Ernst & Young LLP ("Ernst & Young"), independent auditors, to examine the consolidated financial statements of the Company for the fiscal year ending December 31, 1999. Ernst & Young has audited the Company's financial statements since 1996. Ernst & Young is not expected to have a representative present at the meeting. The affirmative vote of a majority of the shares represented at the meeting is required for the ratification of the Board's selection of Ernst & Young as the Company's independent auditors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

                           SHAREHOLDER PROPOSALS

     It is currently contemplated that the Company's 2000 Annual Meeting of Shareholders will be held on or about April 25, 2000. In the event that a shareholder desires to have a proposal considered for presentation at the Company's 2000 Annual Meeting of Shareholders and inclusion in the Proxy Statement for such meeting, the proposal must be forwarded in writing to the Secretary of the Company so that it is received no later than November 16, 1999. Any such proposal must comply with the requirements of Rule 14(a)-8 promulgated under the Act. If a shareholder intends to present a proposal at the 2000 Annual Meeting of Shareholders, but has not sought the inclusion of such proposal in the Company's proxy, notice of meeting and proxy statement, such proposal must be received by the Secretary of the Company prior to February 14, 2000 or the Company's management proxies for the 2000 Annual Meeting will be entitled to use their discretionary voting authority should such proposal then be raised, without any discussion of the matter in the Company's proxy, notice of meeting or proxy statement.

                               MISCELLANEOUS

     The Board of Directors of the Company knows of no other business to be presented to the Annual Meeting. If other matters should properly come before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the proxy. The Board of Directors urges each shareholder who does not intend to be present and to vote at the Annual Meeting to complete, sign and return the enclosed proxy as promptly as possible.


                                   By Order of the Board of Directors




                                   /s/ Burlin Coleman
                                   Burlin Coleman
                                   President and Chairman of the Board





                                   /s/ Jean R. Hale
                                   Jean R. Hale
                                   Executive Vice President


Pikeville, Kentucky
March 22, 1999

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